UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Investment Commentary and Annual Report	December 31, 2015

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

There was an interesting paper called “Depression Babies: Do Macroeconomic Experiences Affect Risk-Taking?“ that studied the risk attitudes and behavior of people who lived through the Depression. The authors found that the impact of the Great Depression on peoples’ financial behavior was long-lasting. They were much more conservative than most, had higher savings rates, and most didn’t want to take much risk as they were always fearful of another calamity happening. The impact diminished gradually over time but had a significant effect on investor behavior. It also worked the other way: people who experienced high rates of return in stock markets were more likely to take risk and to have a higher percentage of their assets invested in stocks. Broadly speaking, the financial environment one experienced with other members of one’s birth cohort imprinted sufficiently to affect one’s future asset allocations and views on risk.

These findings are consistent with investor behavior observed since the 2008 financial crisis. The stock market has tripled since the lows in 2009, yet investor allocations to equities remain low by historical standards while those allocated to “safe” bonds are elevated. The scars from the 2008 experience remain, and investors continue to be reluctant to move toward more normal allocations to equities. That means perceived risk is much higher than the real risk in stocks in my opinion, and I think that creates an environment that one can invest in profitably in equities. I continue to believe treasury bonds offer no value except as a hedge against deflation.

A series of changes arising mostly from the 2008 crisis has, I believe, also impacted market structure and offers potential opportunities to the enterprising investor. There are four such changes: the rise of so called risk parity products, algorithmic trading, including high frequency trading, the demise of the specialist system, and Dodd Frank. One could probably also throw in the increased emphasis on risk management at the institutional and portfolio level.

All of these combine to increase the amount of trading based solely on market price action and volatility relative to that based on fundamental factors. Estimates are that as much as 70% of equity trading is now price reaction based. Put

The Investment Commentary is not a part of the Annual Report.

II	Legg Mason Opportunity Trust

differently, as much as 70% of what goes on in the market is noise and contains no information of fundamental value.

We saw this in action in the third quarter of this year as volatility exploded for no apparent reason. On August 24, the stock market came unglued with highly liquid stocks such as Apple, GE, and JPMorgan dropping 15 to 20% at the open from the previous day’s close on absolutely no news whatsoever. Less liquid names, such as private equity firm KKR, dropped over 50%. These declines subsequently reversed, but that day’s decline marked an unsettled period where stocks had their first 10% correction in several years. The third quarter was also the worst quarter for stocks in several years. This was followed by an October that was the best month for stocks in a similar period.

I do not believe we have seen the last of this kind of volatility unless the regulatory authorities move to undo some of the factors mentioned previously, which they show no sign of doing. This non-fundamentally based volatility presents an opportunity for monetization by investors who focus on long term fundamentals and not daily price action.

With the demise of the specialist system, there is no institutional requirement for liquidity providers to make an orderly market or to maintain bids. Dodd Frank effectively removed the big banks from proprietary trading (which had nothing to do with the crisis anyway), which also decreased liquidity. Risk parity strategies have grown dramatically since the crisis, but differ little from the old portfolio insurance products that were a prime culprit in the 1987 stock market crash. They have the effect of selling as prices go down and volatility goes up, and buying when prices are rising and volatility falling. And have you ever met a risk manager who believes you should own more of an asset whose price is falling?

The combination of all these suggests that both stocks and the market are more likely to diverge sharply from fundamental value in the short term and that the opportunity to profit from this divergence is greater than it was prior to 2008. The divergence from intrinsic value is likely to be more pronounced in falling stocks and markets than in rising ones due to what Richard Thaler dubbed myopic loss aversion: people react much more to losing money than to the opportunity to make it.

If this is correct, the opportunity set for patient, long term, contrarian value strategies is expanding as the market’s time horizon shortens. In our strategies, we took advantage of the dislocations in the third quarter and expect to see more opportunities to monetize non-fundamentally based volatility in the quarters to come.

We appreciate your continued support and confidence. We promise to continue to work hard to generate attractive returns on your behalf.

Bill Miller, CFA

Portfolio Manager

LMM, LLC

January 19, 2016

Data cited have been obtained from sources believed to be reliable, but accuracy and completeness cannot be guaranteed. Past performance is no guarantee of future results.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Opportunity Trust	III

Investment commentary (cont’d)

Discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2015 were: Amazon.com Inc., Call @ $300.00 (11.2%), Delta Air Lines Inc. (4.5%), American Airlines Group Inc. (3.8%), United Continental Holdings Inc. (3.6%), Lennar Corp., Class A Shares (3.5%), Intrexon Corp. (3.3%), Netflix Inc. (3.2%), Amazon.com Inc. (3.2%), Fiat Chrysler Automobiles NV (3.1%) and PulteGroup Inc. (3.0%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Consumer Discretionary (31.7%), Information Technology (16.4%), Financials (14.3%) Purchased Options (13.7%) and Industrials (11.9%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

TN16-028

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Opportunity Trust

Annual Report	December 31, 2015

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Opportunity Trust for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and
•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

Legg Mason Opportunity Trust 2015 Annual Report	I

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund normally invests in securities, derivatives and other financial instruments that, in the portfolio managers’ opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, debt securities, derivatives and other financial instruments including, but not limited to, private equity and hedge funds. The Fund may also engage to a substantial degree in short sales of securities and other instruments and can borrow money for investment purposes in amounts up to 10% of its net assets, a practice known as “leveraging.” Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate for the Fund, such securities may include investments rated below investment grade, commonly known as “junk” bonds, and unrated securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The S&P 500 Indexi crawled along returning 1.38% for the year. The Dow Jones Industrial Average (“DJIA”)ii followed suit returning a meager 0.21% for the year with the Nasdaq Composite Indexiii surpassing both, closing out the year with a rise of 7.11%. Five out of the ten sectors in the S&P 500 Index posted positive returns at year end, with Consumer Discretionary and Health Care gaining the most with returns of 10.18% and 6.58%, respectively. On the other hand, the Energy and Materials sectors did the worst posting returns of -21.12% and -8.48% respectively. Large-cap stocks outperformed mid-cap stocks, which beat small-cap names. Specifically, the large-cap Russell 1000 Indexiv returned 0.92%, staying in the green ahead of the Russell MidCap Index’sv negative 2.44% loss for the year. The small-cap Russell 2000 Indexvi posted -4.41% returns. Growth stocks outperformed value stocks with the Russell 1000 Growth Indexvii rising 5.67% compared with the Russell 1000 Value Index’sviii decline of 3.83% over the year. Stocks marginally outperformed bonds, with the Barclays U.S. Aggregate Indexix underperforming most equity benchmarks with a 0.55% return. Long-dated U.S. Treasuries underperformed with the Barclays Long-Term Treasury Bond Indexx declining 1.21%. Gold continued to decline in 2015, decreasing by 10.77%. The U.S. Dollar Indexxi continued its appreciation, increasing 9.25%, while oil prices continued to fall by 30.47%. Major developed countries ended the year flat, with Japan being the top country with a rise of 10.96% in local currency terms.

The stock market picked up speed in the fourth quarter of 2015 after the first 10% correction in three years seen in the third quarter of 2015. The Nasdaq Composite Index led the charge with an 8.76% quarterly gain while the Dow Jones Industrial Average gained 7.70% and the S&P 500 Index rose 7.03%. The market started the quarter strong with the best month for stocks in several years occurring in October. In December, the Federal Reserve Board (“Fed)xii raised interest rates for the first time in almost a decade. All ten sectors in the S&P 500 Index posted positive returns for the quarter, with Materials and Health

2	Legg Mason Opportunity Trust 2015 Annual Report

Care gaining the most with 9.69% and 9.22% returns, respectively. The Energy and Utilities sectors performed the worst with returns of 0.20% and 1.07%, respectively.

Q. How did we respond to these changing market conditions?

A. At the start of 2015, the Fund was positioned to take advantage of the rebound in technology growth names that were hit hard in 2014. Over the course of the year, the broad positioning of the portfolio remained consistent, but the Fund did opportunistically take new positions and scale back others as they worked.

The Fund initiated nine new positions throughout the course of the year and eliminated seven. The activity was driven by bottom-up stock picking, as opposed to a wholesale shift in strategic portfolio positioning. The Fund continues to monetize volatility in the market by paring back winners and adding to names where the market doesn’t appropriately reflect the embedded intrinsic value. Overall, market conditions did not change significantly in 2015. Therefore, turnover in the portfolio was relatively low at 16%.

The Fund remains positioned in primarily four areas: Housing, Financials, Airlines and Technology. The weight in Consumer Discretionary increased from roughly 34% at the end of 2014 to about 43% at the end of 2015. The Amazon.com Inc. C300 1/17 call options accounted for 809 basis points (“bps”)xiii of this increase and we consider this name to be more a Technology play than a Consumer Discretionary one.

Performance review

For the twelve months ended December 31, 2015, Class C shares of Legg Mason Opportunity Trust, excluding sales charges, returned -0.22%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 1.38% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned -2.16% over the same time frame.

Performance Snapshot as of December 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months†
Legg Mason Opportunity Trust:
Class A	-7.45%	0.48%
Class C	-7.74%	-0.22%
Class FI	-7.50%	0.41%
Class R	-7.60%	0.16%
Class I	-7.32%	0.74%
S&P 500 Index	0.15%	1.38%
Lipper Multi-Cap Core Funds Category Average[1]	-3.95%	-2.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 773 funds for the six-month period and among the 734 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

†	The total return includes gains from settlement of securities litigations. Without these gains, the total return for the twelve months ended December 31, 2015 for Class A, Class C, Class FI, Class R and Class I shares would have been 0.42%, -0.27%, 0.36%, 0.10% and 0.69%, respectively.

Legg Mason Opportunity Trust 2015 Annual Report	3

Fund overview (cont’d)

most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2015, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.30%, 2.09%, 1.36%, 1.75% and 1.05%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Amazon.com Inc. C300 1/17 call options and Amazon.com Inc. common stock were among the top three contributors with returns of 480.2% and 117.8%, respectively, during the year. Outside of Amazon, the top contributor was Netflix Inc. with an average weight of 2.9% over the year, returning 134.3%.

Q. What were the leading detractors from performance?

A. The Twitter C35 1/17 call options were the biggest detractor during the year declining 77.7%. This was followed by Genworth Financial Inc. which continued to underperform in 2015, declining 55.6% over the year as it struggled to regain investor confidence.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated nine new positions during the year while eliminating seven holdings for a net move of two additional holdings, bringing the Fund’s total names to 58. The Fund’s top ten holdings by issuer increased to 45.72% of the portfolio from 39.8% in the prior year.

We participated in two IPO’s in 2015: Box Inc. and Match Group Inc.

In addition to new offerings, the Fund was once again most active in the Information Technology and Consumer Discretionary sectors. In the Information Technology sector, we initiated positions in Twitter Inc., Twitter C35 1/17 and Angie’s List Inc. In the Consumer Discretionary sector, purchases included JD.com Inc., Green Brick Partners Inc. and TRI Pointe Homes Inc.

As for selling activity, the Fund sold out of positions in all different sectors. The holdings that were eliminated were OCI Partners LP, Level 3 Communications Inc., Best Buy Inc., Box Inc., Chesapeake Energy Corp., eBay Inc. and Sberbank-Sponsored ADR.

4	Legg Mason Opportunity Trust 2015 Annual Report

Thank you for your investment in Legg Mason Opportunity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Legg Mason Opportunity Trust Team

LMM, LLC

January 19, 2016

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2015 were: Amazon.com Inc., Call @ $300.00 (11.2%), Delta Air Lines Inc. (4.5%), American Airlines Group Inc. (3.8%), United Continental Holdings Inc. (3.6%), Lennar Corp., Class A Shares (3.5%), Intrexon Corp. (3.3%), Netflix Inc. (3.2%), Amazon.com Inc. (3.2%), Fiat Chrysler Automobiles NV (3.1%) and PulteGroup Inc. (3.0%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Consumer Discretionary (31.7%), Information Technology (16.4%), Financials (14.3%) Purchased Options (13.7%) and Industrials (11.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Opportunity Trust 2015 Annual Report	5

Fund overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iv

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

vii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

viii

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

ix

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]	The Barclays Long-Term Treasury Bond Index measures the performance of the-year U.S. Treasury notes. The Index holds ten-year notes until they fall under seven years to maturity.

xi	The U.S. Dollar Index (“USDX”) is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

xii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

xiii	A basis point is one-hundredth ( 1/100 or 0.01) of one percent.

6	Legg Mason Opportunity Trust 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2015 and December 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Opportunity Trust 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-7.45%	$1,000.00	$925.50	1.21%	$5.87	Class A	5.00%	$1,000.00	$1,019.11	1.21%	$6.16
Class C	-7.74	1,000.00	922.60	1.94	9.40	Class C	5.00	1,000.00	1,015.43	1.94	9.86
Class FI	-7.50	1,000.00	925.00	1.22	5.92	Class FI	5.00	1,000.00	1,019.06	1.22	6.21
Class R	-7.60	1,000.00	924.00	1.51	7.32	Class R	5.00	1,000.00	1,017.59	1.51	7.68
Class I	-7.32	1,000.00	926.80	0.95	4.61	Class I	5.00	1,000.00	1,020.42	0.95	4.84

8	Legg Mason Opportunity Trust 2015 Annual Report

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Opportunity Trust 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class FI†	Class R†	Class I†
Twelve Months Ended 12/31/15	0.48%	-0.22%	0.41%	0.16%	0.74%
Five Years Ended 12/31/15	11.57	10.71	11.51	11.08	11.90
Ten Years Ended 12/31/15	N/A	3.18	3.87	N/A	4.28
Inception* through 12/31/15	22.01	—	—	2.43	—

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 12/31/15	-5.28%	-1.22%	0.41%	0.16%	0.74%
Five Years Ended 12/31/15	10.26	10.71	11.51	11.08	11.90
Ten Years Ended 12/31/15	N/A	3.18	3.87	N/A	4.28
Inception* through 12/31/15	20.96	—	—	2.43	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 12/31/15)	295.32%
Class C (12/31/05 through 12/31/15)	36.82
Class FI (12/31/05 through 12/31/15)	46.23
Class R (Inception date of 12/28/06 through 12/31/15)	24.17
Class I (12/31/05 through 12/31/15)	52.09

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 3, 2009, December 30, 1999, February 13, 2004, December 28, 2006 and June 26, 2000, respectively.

10	Legg Mason Opportunity Trust 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of Legg Mason Opportunity Trust vs. S&P 500 Index† — December 2005 - December 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of Legg Mason Opportunity Trust on December 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason Opportunity Trust 2015 Annual Report	11

Schedule of investments

December 31, 2015

Legg Mason Opportunity Trust

Security	Shares	Value
Common Stocks — 87.1%
Consumer Discretionary — 31.6%
Automobiles — 4.6%
Fiat Chrysler Automobiles NV	5,000,000	$69,950,000	*
General Motors Co.	1,000,000	34,010,000
Total Automobiles		103,960,000
Hotels, Restaurants & Leisure — 2.8%
Boyd Gaming Corp.	3,100,000	61,597,000	*
Household Durables — 11.1%
Green Brick Partners Inc.	1,650,000	11,880,000	*
KB Home	3,000,000	36,990,000
Lennar Corp., Class A Shares	1,595,000	78,011,450
PulteGroup Inc.	3,800,000	67,716,000	(a)
Taylor Morrison Home Corp., Class A Shares	2,000,000	32,000,000	*
TRI Pointe Group Inc.	1,800,000	22,806,000	*
Total Household Durables		249,403,450
Internet & Catalog Retail — 11.5%
Amazon.com Inc.	105,000	70,968,450	*(b)
Groupon Inc.	7,500,000	23,025,000	*
JD.com Inc., ADR	1,200,000	38,718,000	*
Liberty Interactive Corp. QVC Group, Interactive Series A Shares	584,728	15,974,769	*
Netflix Inc.	630,000	72,059,400	*(a)
Priceline Group Inc.	30,000	38,248,500	*
Total Internet & Catalog Retail		258,994,119
Specialty Retail — 1.6%
GameStop Corp., Class A Shares	1,300,000	36,452,000	(a)
Total Consumer Discretionary		710,406,569
Financials — 14.3%
Banks — 4.6%
Bank of America Corp.	3,400,000	57,222,000	(a)
Citigroup Inc.	900,000	46,575,000
Total Banks		103,797,000
Capital Markets — 1.1%
E*TRADE Financial Corp.	850,000	25,194,000	*(a)
Consumer Finance — 1.1%
Onemain Holdings Inc.	625,400	25,979,116	*
Insurance — 1.7%
Genworth Financial Inc., Class A Shares	10,000,000	37,300,000	*(a)

See Notes to Financial Statements.

12	Legg Mason Opportunity Trust 2015 Annual Report

Legg Mason Opportunity Trust

Security	Shares	Value
Thrifts & Mortgage Finance — 5.8%
MGIC Investment Corp.	7,300,000	$64,459,000	*(a)
Nationstar Mortgage Holdings Inc.	2,000,000	26,740,000	*
PennyMac Financial Services Inc., Class A Shares	1,300,000	19,968,000	*(c)
Radian Group Inc.	1,412,700	18,916,053
Total Thrifts & Mortgage Finance		130,083,053
Total Financials		322,353,169
Health Care — 8.3%
Biotechnology — 6.7%
Gilead Sciences Inc.	450,000	45,535,500	(a)
Intrexon Corp.	2,450,000	73,867,500	*(a)
ZIOPHARM Oncology Inc.	3,700,000	30,747,000	*
Total Biotechnology		150,150,000
Health Care Providers & Services — 1.6%
CIGNA Corp.	250,000	36,582,500
Total Health Care		186,732,500
Industrials — 11.9%
Airlines — 11.9%
American Airlines Group Inc.	2,000,000	84,700,000	(a)
Delta Air Lines Inc.	2,000,000	101,380,000	(a)
United Continental Holdings Inc.	1,400,000	80,220,000	*(a)
Total Industrials		266,300,000
Information Technology — 16.4%
Communications Equipment — 1.3%
QUALCOMM Inc.	600,000	29,991,000	(a)
Internet Software & Services — 9.2%
Alibaba Group Holding Ltd., Sponsored ADR	400,000	32,508,000	*
Angie’s List Inc.	2,597,833	24,289,738	*
Endurance International Group Holdings Inc.	4,500,000	49,185,000	*
Match Group Inc.	473,300	6,413,215	*
Pandora Media Inc.	4,500,000	60,345,000	*
Quotient Technology Inc.	3,500,000	23,870,000	*
Twitter Inc.	500,000	11,570,000	*
WorldOne Inc.	61,284	49,027	*(d)(e)(f)
WorldOne Inc., Contract	2,553	0	*(d)(e)(f)(g)
Total Internet Software & Services		208,229,980
Semiconductors & Semiconductor Equipment — 3.0%
NXP Semiconductors NV	800,000	67,400,000	*(a)
Software — 0.2%
Monitise PLC	85,000,000	3,752,569	*(f)

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

Legg Mason Opportunity Trust

Security			Shares	Value
Technology Hardware, Storage & Peripherals — 2.7%
Apple Inc.			380,000	$39,998,800	(a)
Seagate Technology PLC			550,000	20,163,000
Total Technology Hardware, Storage & Peripherals				60,161,800
Total Information Technology				369,535,349
Investment Funds — 1.7%
Pangaea One, LP			54,715,763	37,005,256	(c)(d)(e)(f)
Materials — 2.9%
Chemicals — 2.9%
Platform Specialty Products Corp.			5,100,000	65,433,000	*(a)
Total Common Stocks (Cost — $1,528,269,565)				1,957,765,843
Convertible Preferred Stocks — 0.0%
Consumer Discretionary — 0.0%
Media — 0.0%
Mode Media Corp., Series M1			1,590,393	26,083	*(d)(e)(f)
Mode Media Corp., Series M1 (Escrow)			113,600	0	*(d)(e)(f)(g)
Mode Media Corp., Series M2 (Escrow)			113,599	0	*(d)(e)(f)(g)
Total Convertible Preferred Stocks (Cost — $17,576,421)				26,083

	Rate	Maturity Date	Face Amount
Corporate Bonds & Notes — 0.1%
Consumer Discretionary — 0.1%
Media — 0.1%
Mode Media Corp.	9.000%	12/3/13	$3,486,219	1,373,570	*(d)(e)(f)(h)
Mode Media Corp. (Escrow)	—	—	63,677	0	*(d)(e)(f)(g)
Mode Media Corp. (Escrow)	—	—	63,676	0	*(d)(e)(f)(g)
Total Corporate Bonds & Notes (Cost — $7,423,580)				1,373,570

		Expiration Date	Contracts
Purchased Options — 13.7%
Amazon.com Inc., Call @ $300.00		1/20/17	6,500	250,770,000
Apple Inc., Call @ $100.00		1/20/17	27,000	37,800,000
Twitter Inc., Call @ $35.00		1/20/17	100,000	18,800,000
Total Purchased Options (Cost — $169,977,599)				307,370,000

			Warrants
Warrants — 2.2%
JPMorgan Chase & Co. (Cost — $22,736,635)		10/28/18	2,090,900	49,533,421	*
Total Investments — 103.1% (Cost — $1,745,983,800#)				2,316,068,917
Liabilities in Excess of Other Assets — (3.1)%				(68,864,084)
Total Net Assets — 100.0%				$2,247,204,833

See Notes to Financial Statements.

14	Legg Mason Opportunity Trust 2015 Annual Report

Legg Mason Opportunity Trust

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 7).

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2015, the total market value of Affiliated Companies was $56,973,256 and the cost was $77,995,482 (See Note 9).

(d)	Restricted security (See Note 10).

(e)	Illiquid security (unaudited).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of December 31, 2015.

#	Aggregate cost for federal income tax purposes is $1,735,164,631.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2015 Annual Report	15

Statement of assets and liabilities

December 31, 2015

Assets:
Investments in unaffiliated securities, at value (Cost — $1,667,988,318)	$2,259,095,661
Investments in affiliated securities, at value (Cost — $77,995,482)	56,973,256
Cash	61,365,984
Receivable for Fund shares sold	6,415,193
Dividends receivable	342,000
Prepaid expenses	111,156
Total Assets	2,384,303,250

Liabilities:
Loan payable (Note 7)	128,000,000
Payable for Fund shares repurchased	5,904,386
Investment management fee payable	1,486,015
Service and/or distribution fees payable	820,078
Interest payable	120,920
Trustees’ fees payable	35,453
Accrued expenses	731,565
Total Liabilities	137,098,417
Total Net Assets	$2,247,204,833

Net Assets:
Par value (Note 8)	$1,159
Paid-in capital in excess of par value	3,375,765,217
Accumulated net investment loss	(301,553)
Accumulated net realized loss on investments	(1,698,345,107)
Net unrealized appreciation on investments	570,085,117
Total Net Assets	$2,247,204,833

Net Assets:
Class A	$249,577,157
Class C	$864,653,774
Class FI	$43,464,031
Class R	$7,864,360
Class I	$1,081,645,511

See Notes to Financial Statements.

16	Legg Mason Opportunity Trust 2015 Annual Report

Shares Outstanding:
Class A	$13,132,141
Class C	47,442,529
Class FI	2,214,880
Class R	409,395
Class I	52,744,370

Net Asset Value:
Class A (and redemption price)	$19.01
Class C*	$18.23
Class FI (and redemption price)	$19.62
Class R (and redemption price)	$19.21
Class I (and redemption price)	$20.51
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.17

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2015 Annual Report	17

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Dividends from unaffiliated investments	$16,321,447
Dividends from affiliated investments	603,375
Less: Foreign taxes withheld	(42,791)
Total Investment Income	16,882,031

Expenses:
Investment management fee (Note 2)	17,553,177
Service and/or distribution fees (Notes 2 and 5)	10,028,453
Transfer agent fees (Note 5)	2,099,904
Interest expense (Note 7)	1,224,971
Trustees’ fees	207,988
Legal fees	207,773
Fund accounting fees	181,953
Registration fees	129,923
Audit and tax fees	63,685
Shareholder reports	51,858
Insurance	34,075
Custody fees	13,192
Miscellaneous expenses	18,606
Total Expenses	31,815,558
Net Investment Loss	(14,933,527)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions in unaffiliated securities	163,824,702
Investment transactions in affiliated securities	1,430,720
Net Realized Gain	165,255,422
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(141,209,762)
Affiliated investments	(11,606,123)
Change in Net Unrealized Appreciation (Depreciation)	(152,815,885)
Net Gain on Investments	12,439,537
Decrease in Net Assets From Operations	$(2,493,990)

See Notes to Financial Statements.

18	Legg Mason Opportunity Trust 2015 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment loss	$(14,933,527)	$(1,162,908)
Net realized gain	165,255,422	246,094,800
Change in net unrealized appreciation (depreciation)	(152,815,885)	(37,564,788)
Increase (Decrease) in Net Assets From Operations	(2,493,990)	207,367,104

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(250,086)
Decrease in Net Assets From Distributions to Shareholders	—	(250,086)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	538,340,267	631,354,190
Reinvestment of distributions	—	238,639
Cost of shares repurchased	(451,953,171)	(549,022,897)
Increase in Net Assets From Fund Share Transactions	86,387,096	82,569,932
Increase in Net Assets	83,893,106	289,686,950

Net Assets:
Beginning of year	2,163,311,727	1,873,624,777
End of year*	$2,247,204,833	$2,163,311,727
*Includes accumulated net investment loss and overdistributed net investment income, respectively, of:	$(301,553)	$(5,752,203)

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2015 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$18.92	$17.06	$10.27	$7.30	$11.18

Income (loss) from operations:
Net investment income (loss)	(0.10)	0.03	0.07	0.10	0.06
Net realized and unrealized gain (loss)	0.19	1.83	6.89	2.87	(3.89)
Total income (loss) from operations	0.09	1.86	6.96	2.97	(3.83)

Less distributions from:
Net investment income	—	—	(0.17)	—	(0.05)
Total distributions	—	—	(0.17)	—	(0.05)

Net asset value, end of year	$19.01	$18.92	$17.06	$10.27	$7.30
Total return[3]	0.48%[4]	10.97%	68.03%	40.68%	(34.40)%

Net assets, end of year (000s)	$249,577	$170,661	$130,470	$47,770	$39,312

Ratios to average net assets:
Gross expenses[5]	1.19%	1.19%	1.21%	1.31%	1.34%
Net expenses[5]	1.19	1.19	1.21	1.31	1.34
Net investment income (loss)	(0.47)	0.18	0.48	1.13	0.61

Portfolio turnover rate	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.42% for the year ended December 31, 2015.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

See Notes to Financial Statements.

20	Legg Mason Opportunity Trust 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$18.27	$16.61	$10.01	$7.17	$11.02

Income (loss) from operations:
Net investment income (loss)	(0.23)	(0.11)	(0.04)	0.03	(0.01)
Net realized and unrealized gain (loss)	0.19	1.77	6.71	2.81	(3.84)
Total income (loss) from operations	(0.04)	1.66	6.67	2.84	(3.85)

Less distributions from:
Net investment income	—	—	(0.07)	—	—
Total distributions	—	—	(0.07)	—	—

Net asset value, end of year	$18.23	$18.27	$16.61	$10.01	$7.17
Total return[3]	(0.22)%[4]	9.99%	66.82%	39.61%	(34.94)%

Net assets, end of year (000s)	$864,654	$904,354	$893,441	$623,338	$596,963

Ratios to average net assets:
Gross expenses[5]	1.95%	1.98%	2.02%	2.08%	2.12%
Net expenses[5]	1.95	1.98	2.02	2.08	2.12
Net investment income (loss)	(1.21)	(0.61)	(0.33)	0.34	(0.15)

Portfolio turnover rate	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.27)% for the year ended December 31, 2015.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2015 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$19.54	$17.63	$10.62	$7.55	$11.56

Income (loss) from operations:
Net investment income (loss)	(0.10)	0.02	0.06	0.11	0.06
Net realized and unrealized gain (loss)	0.18	1.89	7.13	2.96	(4.03)
Total income (loss) from operations	0.08	1.91	7.19	3.07	(3.97)

Less distributions from:
Net investment income	—	—	(0.18)	—	(0.04)
Total distributions	—	—	(0.18)	—	(0.04)

Net asset value, end of year	$19.62	$19.54	$17.63	$10.62	$7.55
Total return[3]	0.41%[4]	10.90%	67.97%	40.66%	(34.47)%

Net assets, end of year (000s)	$43,464	$74,096	$105,824	$40,860	$10,953

Ratios to average net assets:
Gross expenses[5]	1.22%	1.25%	1.27%	1.40%	1.39%
Net expenses[5]	1.22	1.25	1.27	1.40	1.39
Net investment income (loss)	(0.47)	0.13	0.45	1.19	0.55

Portfolio turnover rate	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.36% for the year ended December 31, 2015.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

See Notes to Financial Statements.

22	Legg Mason Opportunity Trust 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$19.18	$17.37	$10.48	$7.48	$11.47

Income (loss) from operations:
Net investment income (loss)	(0.16)	(0.05)	0.00 [3]	0.06	0.02
Net realized and unrealized gain (loss)	0.19	1.86	7.01	2.94	(4.00)
Total income (loss) from operations	0.03	1.81	7.01	3.00	(3.98)

Less distributions from:
Net investment income	—	—	(0.12)	—	(0.01)
Total distributions	—	—	(0.12)	—	(0.01)

Net asset value, end of year	$19.21	$19.18	$17.37	$10.48	$7.48
Total return[4]	0.16%[5]	10.42%	67.18%	40.11%	(34.71)%

Net assets, end of year (000s)	$7,864	$6,361	$6,041	$3,280	$3,948

Ratios to average net assets:
Gross expenses [6]	1.52%	1.64%	1.69%	1.75%	1.74%
Net expenses[6]	1.52	1.64	1.69	1.75	1.74
Net investment income (loss)	(0.80)	(0.27)	0.02	0.68	0.16

Portfolio turnover rate	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.10% for the year ended December 31, 2015.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2015	2014	2013	2012	2011[2]

Net asset value, beginning of year	$20.36	$18.31	$11.01	$7.80	$11.94

Income (loss) from operations:
Net investment income (loss)	(0.05)	0.08	0.11	0.14	0.10
Net realized and unrealized gain (loss)	0.20	1.98	7.38	3.07	(4.15)
Total income (loss) from operations	0.15	2.06	7.49	3.21	(4.05)

Less distributions from:
Net investment income	—	(0.01)	(0.19)	—	(0.09)
Total distributions	—	(0.01)	(0.19)	—	(0.09)

Net asset value, end of year	$20.51	$20.36	$18.31	$11.01	$7.80
Total return[3]	0.74%[4]	11.23%	68.45%	41.15%	(34.15)%

Net assets, end of year (000s)	$1,081,646	$1,007,840	$737,849	$282,860	$219,857

Ratios to average net assets:
Gross expenses[5]	0.94%	0.94%	0.93%	1.01%	0.99%
Net expenses[5]	0.94	0.94	0.93	1.01	0.99
Net investment income (loss)	(0.21)	0.43	0.75	1.44	0.98

Portfolio turnover rate	16%	32%	17%	35%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.69% for the year ended December 31, 2015.

[5]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

See Notes to Financial Statements.

24	Legg Mason Opportunity Trust 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When

Legg Mason Opportunity Trust 2015 Annual Report	25

Notes to financial statements (cont’d)

determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason Opportunity Trust 2015 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Information technology	$365,733,753	$3,752,569	$49,027	$369,535,349
Investment funds	—	—	37,005,256	37,005,256
Other common stocks	1,551,225,238	—	—	1,551,225,238
Convertible preferred stocks	—	—	26,083	26,083
Corporate bonds & notes	—	—	1,373,570	1,373,570
Purchased options	307,370,000	—	—	307,370,000
Warrants	49,533,421	—	—	49,533,421
Total investments	$2,273,862,412	$3,752,569	$38,453,936	$2,316,068,917

†	See Schedule of Investments for additional detailed categorizations.

For the year ended December 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At December 31, 2015, securities valued at $3,752,569 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks		Convertible Preferred Stocks	Corporate Bonds & Notes
Investments in Securities	Information Technology	Investment Funds	Consumer Discretionary	Consumer Discretionary	Total
Balance as of December 31, 2014	$68,025	$48,965,782	$63,616	$418,346	$49,515,769
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(18,998)	(9,084,122)	(37,533)	955,224	(8,185,429)
Purchases	—	—	—	—	—
Sales	—	(2,876,404)	—	—	(2,876,404)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Balance as of December 31, 2015	$49,027	$37,005,256	$26,083	$1,373,570	$38,453,936
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[1]	$(18,998)	$(9,084,122)	$(37,533)	$955,224	$(8,185,429)

Legg Mason Opportunity Trust 2015 Annual Report	27

Notes to financial statements (cont’d)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/15 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$37,005	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

28	Legg Mason Opportunity Trust 2015 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent

Legg Mason Opportunity Trust 2015 Annual Report	29

Notes to financial statements (cont’d)

features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended December 31, 2015, the Fund did not receive any commission rebates.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

30	Legg Mason Opportunity Trust 2015 Annual Report

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$20,149,976	—	$(20,149,976)
(b)	234,201	$(234,201)	—

(a)	Reclassifications are due to a tax net operating loss.

(b)	Reclassifications are due to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with LMM, LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with investment advisory and management services, including

Legg Mason Opportunity Trust 2015 Annual Report	31

Notes to financial statements (cont’d)

the management of cash and short-term instruments, and provides certain oversight services to the Fund. For LMM’s services, the Fund pays a fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

LMM has delegated certain administrative responsibilities to Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA serves as administrator to the Fund under an administrative services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to waive indefinitely all fees payable to it under the agreement. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMM is an affiliate of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2015, LMIS and its affiliates retained sales charges of $99,316 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$110	$36,805

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$402,225,156
Sales	344,226,569

32	Legg Mason Opportunity Trust 2015 Annual Report

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$991,193,604
Gross unrealized depreciation	(410,289,318)
Net unrealized appreciation	$580,904,286

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$307,370,000

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(54,396,406)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$131,985,965

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated investments in the Statement of Operations.

During the year ended December 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$252,443,815

Legg Mason Opportunity Trust 2015 Annual Report	33

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$307,370,000	—	$307,370,000

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$537,602	$187,044
Class C	9,295,906	914,650
Class FI	161,773	80,127
Class R	33,172	11,071
Class I	—	907,012
Total	$10,028,453	$2,099,904

6. Distributions to shareholders by class

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Investment Income:
Class A	—	—
Class C	—	—
Class FI	—	—
Class R	—	—
Class I	—	$250,086
Total	—	$250,086

7. Line of credit

The Fund may borrow for investment purposes, also known as “leveraging” from a $150,000,000 line of credit (“Leveraging Credit Agreement”) with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in

34	Legg Mason Opportunity Trust 2015 Annual Report

the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the Bank of Nova Scotia. The Fund’s Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Leveraging Credit Agreement for the year ended December 31, 2015 was $1,224,971. The Fund incurred no commitment fee for the year ended December 31, 2015. At December 31, 2015, the Fund had $128,000,000 of borrowings outstanding per the Leveraging Credit Agreement. For the year ended December 31, 2015, the average daily borrowings were $127,068,493 and the weighted average interest rate was 0.96%.

8. Shares of beneficial interest

At December 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,431,991	$150,346,427	6,472,706	$114,809,987
Shares repurchased	(3,321,890)	(66,062,487)	(5,100,449)	(89,736,097)
Net increase	4,110,101	$84,283,940	1,372,257	$25,073,890

Class C
Shares sold	3,484,602	$67,355,603	3,467,864	$60,177,815
Shares repurchased	(5,535,774)	(106,491,996)	(7,773,255)	(134,225,930)
Net decrease	(2,051,172)	$(39,136,393)	(4,305,391)	$(74,048,115)

Class FI
Shares sold	1,023,316	$21,158,669	3,450,665	$63,599,365
Shares repurchased	(2,601,373)	(54,680,689)	(5,661,388)	(104,346,722)
Net decrease	(1,578,057)	$(33,522,020)	(2,210,723)	$(40,747,357)

Legg Mason Opportunity Trust 2015 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class R
Shares sold	181,335	$3,657,856	125,660	$2,258,259
Shares repurchased	(103,533)	(2,068,462)	(141,796)	(2,552,608)
Net increase (decrease)	77,802	$1,589,394	(16,136)	$(294,349)

Class I
Shares sold	13,669,248	$295,821,712	20,665,383	$390,508,764
Shares issued on reinvestment	—	—	12,016	238,639
Shares repurchased	(10,436,100)	(222,649,537)	(11,455,304)	(218,161,540)
Net increase	3,233,148	$73,172,175	9,222,095	$172,585,863

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2015:

	Affiliate Mkt Value at 12/31/14	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 12/31/15	Realized Gain
		Cost	Shares/Par	Cost	Shares/Par
Pangaea One, LP	$48,965,782	—	—	$2,876,404	2,876,404	$603,375	$37,005,256	$1,430,720
PennyMac Financial Services Inc., Class A shares	22,490,000	—	—	—	—	—	19,968,000	—
	$71,455,782	—		$2,876,404		$603,375	$56,973,256	$1,430,720

10. Restricted securities

The following Fund investments are restricted as to resale and, in absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)	Cost	Fair Value at 12/31/15	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Mode Media Corp., Series M1 Preferred	1,590,393	12/11	$15,379,368	$26,083	$0.02	0.00%	—	—
Mode Media Corp., Series M1 Preferred (Escrow)	113,600	12/11	1,098,527	0	0.00	0.00%	—	—
Mode Media Corp., Series M2 Preferred (Escrow)	113,599	12/11	1,098,527	0	0.00	0.00%	—	—
Mode Media Corp., Note 9%	3,486,219	12/11	6,495,632	1,373,570	39.4	0.06%	—	—
Mode Media Corp., Note (Escrow)	63,677	12/11	463,974	0	0.00	0.00%	—	—
Mode Media Corp., Note (Escrow)	63,676	12/11	463,973	0	0.00	0.00%	—	—

36	Legg Mason Opportunity Trust 2015 Annual Report

Security	Number of Units/Shares/ Interest/Par	Acquisition Date(s)		Cost	Fair Value at 12/31/15	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
Pangaea One, LP	54,715,763	—	A	$54,715,763	$37,005,256	$0.68	1.65%	$2,034,095	$2,362,781	B
WorldOne Inc.	61,284	8/12		26,711,423	49,027	0.80	0.00%	—	—
WorldOne Inc., Contract	2,553	8/12		0	0	0.00	0.00%	—	—
				$106,427,187	$38,453,936		1.71%	$2,034,095	$2,362,781

A	Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31 2015, the Fund had open commitments of $2,362,781.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	—	$250,086

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward **	$(1,709,164,275)
Other book/tax temporary differences(a)	(301,554)
Unrealized appreciation (depreciation)(b)	580,904,286
Total accumulated earnings (losses) — net	$(1,128,561,543)

**	During the taxable year ended December 31, 2015, the Fund utilized $165,255,422 of its capital loss carryforward available from prior years. As of December 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(887,380,835)
12/31/2017	(821,783,440)
$(1,709,164,275)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

Legg Mason Opportunity Trust 2015 Annual Report	37

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Investment Trust and to the Shareholders of Legg Mason Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Opportunity Trust (comprising Legg Mason Investment Trust, the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2016

38	Legg Mason Opportunity Trust 2015 Annual Report

Board approval of management

agreement (unaudited)

At its November 2015 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with LMM LLC (the “Manager”). The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 15, 2015, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager and the Fund’s Administrator, Legg Mason Partners Fund Advisor, LLC (the “Administrator”), to assist the Board, and in particular the Independent Trustees, in considering continuation of the Management Agreement. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2015 meeting, reviewed and evaluated the supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Management Agreement in an executive session with independent legal counsel on November 4, 2015.

In voting to approve continuation of the Management Agreement, the Board, including the Independent Trustees, considered whether approval of the Management Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Management Agreement are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuation of the Management Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement, noting that certain administrative functions under the Management Agreement had been delegated to the Administrator, an affiliate of the Manager. In addition to portfolio management services, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager’s affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Administrator in its management of the Fund’s affairs. The Board’s evaluation of the services provided by the Manager and the Administrator took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the quality of the Administrator’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the operational and compliance support that the Manager received from 1919 Investment Counsel, LLC. The

Legg Mason Opportunity Trust	39

Board approval of management

agreement (unaudited) (cont’d)

Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial strength of Legg Mason, Inc., which is a partial owner of the Manager.

The Board considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollar usage and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its peer group and benchmark, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted the Fund’s favorable performance for Class I Shares for the one-, three- and five-year periods ended June 30, 2015, placing it in the first quintile (the first quintile being the best performers and the fifth quintile being the worst performers). The Board also noted that the Fund experienced a period of significant underperformance during the extreme market and credit conditions in 2008 and 2009, which placed it in the fifth quintile for the Class I Shares for the ten-year period ended June 30, 2015. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Management Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the advisory and other services provided by the Manager and its affiliates. The Board reviewed and considered the actual management fee (the “Actual Management Fee”).

The Board was advised that the Manager did not have other U.S. clients investing primarily in an asset class similar to that of the Fund. However, the Board received an analysis of complex-wide management fees provided by the Administrator, which, among other things, sets out the range of fees based on asset classes. In addition, the Administrator provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same asset class, including any subadvisory relationships with unaffiliated registered investment companies.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the

40	Legg Mason Opportunity Trust

Board noted that Contractual and Actual Management Fees were in the fourth and fifth quintiles, respectively, relative to the Broadridge peer group and that actual total expenses for the Class I Shares were higher than the Broadridge expense group median (fifth quintile) and average and higher than the Broadridge expense universe median but lower than the Broadridge expense universe average. The Board noted the Manager’s explanation for higher expenses: that as a part of its investment strategy, the Fund has a significant amount of interest expense associated with portfolio loans.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2015 and 2014, which corresponds to Legg Mason’s fiscal year end. The Board also reviewed certain information showing historical profitability for fiscal years 2011 through 2015. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Among other information, the Board reviewed management fee reductions due to breakpoints during the Manager’s 2014 and 2015 fiscal years. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Administrator regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Management Agreement is in the best interests of the Fund.

Legg Mason Opportunity Trust	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Opportunity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and Since 2015
Principal occupation(s) during past five years	Retired. Trustee of American Federation of Arts since 1998; formerly, Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

42	Legg Mason Opportunity Trust

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

Legg Mason Opportunity Trust	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly, Director of TeleTech Holdings, Inc. (business process outsourcing)

44	Legg Mason Opportunity Trust

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee during past five years	None
Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of - U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Opportunity Trust	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

46	Legg Mason Opportunity Trust

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason Opportunity Trust	47

Legg Mason

Opportunity Trust

Trustees

Ruby P. Hearn

Arnold L. Lehman*

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust*

*	Effective June 1, 2015, Mr. Lehman became Chairman and Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment adviser and manager

LMM LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Opportunity Trust

The Fund is a separate investment series of Legg Mason Investment Trust, a Maryland statutory trust.

Legg Mason Opportunity Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013155 2/16 SR16-2707

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,540 in December 31, 2014 and in $67,476 December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,800 in December 31, 2014 and $5,860 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $4,802 in December 31, 2014 and $508 in December 31, 2015 other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Investment Trust, Inc.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2014 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2014 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2014 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Investment Trust during the reporting period were $0 in December 31, 2014 in $0 in December 31, 2015.

(h) Yes. Legg Mason Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive officer

Date:	February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2016